Exhibit 10.9

EQUITY PARTICIPATION AGREEMENT

This Equity Participation Agreement (this “Agreement”) is entered into as of ______, 2018, between Far Point Acquisition Corporation, a Delaware corporation (the “Company”), and Third Point LLC, on behalf of itself and the funds it manages or advises (the “Purchaser”).

1.

(a) Right of First Offer. Subject to the terms and conditions of this Section 1, if, in connection with or prior to the closing of the Company’s initial business combination (the “Initial Business Combination”), the Company proposes to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities, other than the units offered by the Company in its initial public offering (and their component shares of the Company’s Class A common stock, par value $0.0001 per share (the “Public Shares”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share) and Excluded Securities (as defined below) (“New Equity Securities”), the Company shall first make an offer of 75% of the New Equity Securities (the “Offered Securities”) to the Purchaser in accordance with the following provisions of this Section 1:

(b) Offer Notice.

(i) The Company shall give written notice (the “Offering Notice”) to the Purchaser stating its bona fide intention to offer the Offered Securities and specifying the number of Offered Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the Offered Securities.

(ii) The Offering Notice shall constitute the Company’s offer to sell the Offered Securities to the Purchaser, which offer shall be irrevocable for a period of fifteen (15) Business Days (the “ROFO Notice Period”). For purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(c) Exercise of Right of First Offer.

(i) Upon receipt of the Offering Notice, the Purchaser shall have until the end of the ROFO Notice Period to offer to purchase any or all of the Offered Securities by delivering a written notice (a “ROFO Offer Notice”) to the Company stating the amount of Offered Securities that it offers to purchase on the terms specified in the Offering Notice.

(ii) If the Purchaser does not deliver a ROFO Offer Notice during the ROFO Notice Period, the Purchaser shall be deemed to have waived all of the Purchaser’s rights to purchase the Offered Securities offered pursuant to the Offering Notice under this Section 1, and the Company shall thereafter be free to sell or enter into an agreement to sell the Offered Securities to any third party without any further obligation to the Purchaser pursuant to this Section 1 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in the Offering Notice. If the Company does not sell or enter into an agreement to sell the Offered Securities within such period, the rights provided hereunder shall be deemed to be revived and the Offered Securities shall not be offered to any third party unless first re-offered to the Purchaser in accordance with this Section 1.

(d) Excluded Securities. For purposes hereof, the term “Excluded Securities” means (i) Class B Shares (and Class A Shares for which such Class B Shares are convertible) issued to Far Point LLC (the “Sponsor”) or its affiliates prior to the IPO, (ii) up to an aggregate of 7,500,000 private placement warrants issued by the Company to the Sponsor or its affiliates in connection with the IPO, with an exercise price of $11.50 per Class A Share (“Private Placement Warrants”), (iii) warrants issued upon the conversion of working capital loans to the Company to be made by the Sponsor or its affiliates to finance transaction costs in connection with an intended Initial Business Combination (up to $1,500,000 of which may be convertible at the option of the lender into warrants of the post-Business Combination entity having the same terms as the Private Placement Warrants at a price of $1.50 per warrant, (iv) any Forward Purchase Shares issued by the Company (as the term “Forward Purchase Shares is defined in the Forward Purchase Agreement, dated as of May 18, 2018 between the Company and the Purchaser), and (v) any securities issued by the Company as consideration to any seller (including the equityholders of the acquired entity) in the Initial Business Combination; provided that the Company shall inform the Purchaser of its intention to issue securities pursuant to clause (v) and give the Purchaser reasonable opportunity to present an alternative transaction structure for the Initial Business Combination.

(e) Purchaser. For the avoidance of doubt, the Offered Securities purchased by the Purchaser pursuant to this Agreement may be purchased by Third Point LLC or any of the funds that it manages or advises.

2. Transfer. This Agreement and all of the Purchaser’s rights and obligations hereunder may be transferred or assigned, at any time and from time to time, to an affiliate of the Purchaser (a “Transferee”); provided, that such Transferee shall execute a signature page to this Agreement, substantially in the form of the Purchaser’s signature page hereto, and, upon such execution, such Transferee shall have all the same rights and obligations of the Purchaser hereunder, and references to the “Purchaser” shall be deemed to refer to such Transferee.

3. Trust Account. (i) The Purchaser hereby acknowledges that it is aware that the Company has established a trust account (the “Trust Account”) for the benefit of its public stockholders. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(ii) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares.

4. General.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.

All communications to the Company and the Purchaser shall be sent to the address set forth on the corresponding signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 4(a).

(b) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(d) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(h) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(i) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(j) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(k) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser.

(l) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(m) Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of any New Equity Securities purchased by the Purchaser.

(n) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(o) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

By:	THIRD POINT LLC, on behalf of itself and the funds it manages or advises

By:	/s/
Name:
Title:

Address for Notices:

E-mail:

COMPANY:

FAR POINT ACQUISITION CORPORATION

By:	/s/
Name:
Title:

Address for Notices:

Far Point Acquisition Corporation

390 Park Avenue, New York, NY 10022.

Attention: David W. Bonanno

with a copy to the Company’s counsel:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York, 10105

Attention: Douglas Ellenoff and Stuart Neuhauser.